EXECUTION VERSION

TECHNICAL AMENDMENT
TECHNICAL AMENDMENT (this “Amendment”), dated as of May 24, 2017, to the Second Amended and Restated Credit Agreement dated as of February 15, 2017 (the “Credit Agreement”, terms not otherwise defined in this Amendment shall have the meanings assigned to such terms in the Credit Agreement), among DESERT NEWCO, LLC, a Delaware limited liability company (“Holdings”), GO DADDY OPERATING COMPANY, LLC, a Delaware limited liability company (“the Existing Borrower”), GD FINANCE CO, INC., a Delaware corporation (the “FinCo Borrower” and, together with the Existing Borrower, the “Borrowers”) the lending institutions from time to time parties hereto (each a “Lender” and, collectively, together with the Swingline Lender, the “Lenders”), BARCLAYS BANK PLC, as the Swingline Lender, the Administrative Agent, the Collateral Agent and Letter of Credit Issuer.
W I T N E S S E T H:
WHEREAS, Section 13.1 of the Credit Agreement permits the Credit Agreement to be modified from time to time by the Borrowers and the Administrative Agent in order to cure any ambiguity, omission, defect or inconsistency, which modification shall be effective without any further action or consent of any other party to the Credit Agreement if the same is not objected to in writing by the Required Lenders within five Business Days following receipt of notice thereof.
NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:
I.Modification to the Credit Agreement. Section 10.5(a)(iii)(A) of the Credit Agreement is hereby modified by deleting the words “50% of the” in such section.
II.Effectiveness of Amendment. This Amendment shall become effective as of the date upon which the following conditions are satisfied, (i) receipt by the Administrative Agent of a duly executed counterpart to this Amendment from the Borrowers and (ii) execution by the Administrative Agent of this Amendment (it being understood that the Administrative Agent shall only execute this Amendment if the Lenders shall have received, at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to this Amendment).
III.Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
IV.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
[signature pages follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.
GO DADDY OPERATING COMPANY, LLC

By: /s/ Nima Jacobs Kelly
Name:    Nima Jacobs Kelly
Title:    General Counsel & Secretary

GD FINANCE CO, INC.

By: /s/ Nima Jacobs Kelly
Name:    Nima Jacobs Kelly
Title:    General Counsel & Secretary

BARCLAYS BANK PLC, as
Administrative Agent

By: /s/ Ritam Bhalla
Name:    Ritam Bhalla
Title:    Director